UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 17, 2007
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400,	27410
Greensboro North Carolina
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 8.01 — Other Events	3

Item 9.01 — Financial Statements and Exhibits	4

Signatures	5

ITEM 8.01. OTHER EVENTS.
     On October 19, 2007, NewBridge Bancorp (“NewBridge”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that the Board of Directors has extended NewBridge’s stock repurchase program through May 31, 2009 and expanded NewBridge’s stock repurchase program by an additional 650,000 shares.
     The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99.1       Press Release, dated October 19, 2007
EXHIBIT INDEX
The following exhibit is filed herewith:
Exhibit 99.1       Press Release, dated October 19, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2007	NEWBRIDGE BANCORP

	By:	/s/ Robert F. Lowe

Robert F. Lowe, Chairman and Chief Executive Officer

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